THE AQUINAS FUNDS, INC.

Supplement dated March 18, 2005 to
the Prospectus dated April 30, 2004

        The Board of Directors of The Aquinas Funds, Inc. has approved an Agreement and Plan of Conversion and Termination which provides for the tax-free reorganization of each of the Aquinas Funds into a newly created series of LKCM Funds as follows:

Aquinas Fund	LKCM Fund
Aquinas Value Fund	LKCM Aquinas Value Fund
Aquinas Growth Fund	LKCM Aquinas Growth Fund
Aquinas Small-Cap Fund	LKCM Aquinas Small Cap Fund
Aquinas Fixed Income Fund	LKCM Aquinas Fixed Income Fund

The investment adviser of the LKCM Aquinas Funds will be Luther King Capital Management Corporation, a Fort Worth, Texas investment adviser providing investment advisory services to employee benefit plans, endowment funds, foundations, common trust funds and high net worth individuals. Each of the LKCM Aquinas Funds will have similar investment objectives, policies, strategies and risks as the corresponding Aquinas Fund, and will practice Catholic socially responsible investing.

        The reorganization is scheduled to take place on or about June 30, 2005, but is subject to the approval of the shareholders of each of the Aquinas Funds and other conditions. LKCM Funds and The Aquinas Funds, Inc. will send a proxy statement to the shareholders of the Aquinas Funds describing in greater detail the proposed reorganization and the LKCM Aquinas Funds prior to requesting shareholder approval of the reorganization.